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SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT
THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into this 8th day of November, 2021 by and between SILICON VALLEY BANK, a California corporation (“Bank”), and CODEX DNA, INC., a Delaware corporation (“Borrower”).
Recitals
A.    Bank and Borrower have entered into that certain Loan and Security Agreement dated as of March 4, 2021 (as the same may from time to time be amended, modified, supplemented or restated, the “Loan Agreement”).
B.    Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.
C.    Borrower has requested that Bank amend the Loan Agreement to revise the financial covenant and make certain other revisions to the Loan Agreement as more fully set forth herein.
D.    Bank has agreed to so amend the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.
Agreement
Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
1.    Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.
2.    Amendments to Loan Agreement.
2.1    Section 2.3(a) (Term Loan). Section 2.3(a) of the Loan Agreement is hereby amended and restated in its entirety as follows:
(a)    Subject to the terms and conditions of this Agreement, Borrower may request that Bank make certain term loan advances available to Borrower in an aggregate original principal amount not to exceed Twenty Million Dollars ($20,000,000) (each such advance is referred to herein as a “Term Loan Advance” and, collectively, as the “Term Loan Advances”). The Term Loan Advances shall be available in two (2) tranches as follows: (i) the first (1st) tranche of the Term Loan Advances (“Tranche One”) shall be available to Borrower in a single advance of Fifteen Million Dollars ($15,000,000) on or about the Effective Date, and (ii) provided that Bank has determined that Borrower has achieved the Tranche Two Milestone, the second (2nd) tranche of the Term Loan Advances (“Tranche Two”) may be made available to Borrower during the Tranche Two Draw Period, in a single advance in the aggregate original

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principal amount not to exceed Five Million Dollars ($5,000,000). After repayment, no Term Loan Advance (or any portion thereof) may be reborrowed.
2.2    Section 6.9 (Financial Covenants). Section 6.9(a) of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:
(a)    Minimum Revenue. Beginning with the fiscal quarter ending December 31, 2021, maintain, at all times during the Financial Covenant Testing Period, as of the last day of each quarter, unless otherwise noted, on a consolidated basis with respect to Borrower, minimum revenue (determined in accordance with GAAP) of at least the following amounts measured on a trailing three (3) month basis for the period then ended:

Trailing Three Month Period Ending:	Minimum Revenue
December 31, 2021	$[***]
March 31, 2022	$[***]
June 30, 2022	$[***]
September 30, 2022	$[***]
December 31, 2022	$[***]

Commencing with the month ending January 31, 2023, and as of the last day of each month thereafter during Borrower’s 2023 and 2024 fiscal years, respectively, (i) the minimum revenue covenant set forth in this Section 6.9(a) (the “2023 Minimum Revenue Covenant”) shall be calculated based on Borrower’s projected performance as set forth in Borrower’s annual financial projections approved by Borrower’s Board for the 2023 fiscal year and delivered to Bank not later than January 30, 2023 (the “2023 Projections”), and shall be equal to the greater of (i) eighty percent (80%) of the projected revenues as set forth in the 2023 Projections or (ii) ten percent (10%) year-over-year growth as set forth in the 2023 Projections, and (ii) the minimum revenue covenant set forth in this Section 6.9(a) (the “2024 Minimum Revenue Covenant”) shall be calculated based on Borrower’s projected performance as set forth in Borrower’s annual financial projections approved by Borrower’s Board for the 2024 fiscal year and delivered to Bank not later than January 30, 2024 (the “2024 Projections”), and shall be equal to the greater of (i) eighty percent (80%) of the projected revenues as set forth in the 2024 Projections or (ii) ten percent (10%) year-over-year growth as set forth in the 2024 Projections. Borrower’s failure to reach an agreement with Bank on (i) the 2023 Minimum Revenue Covenant on or before February 28, 2023 and to execute and deliver to Bank an amendment to this Agreement which provides the terms for such 2023 Minimum Revenue Covenant mutually agreeable to Borrower and Bank on or prior to February 28, 2023, or (ii) the 2024 Minimum Revenue Covenant on or before February 29, 2024 and to execute and deliver to Bank an amendment to this Agreement which provides the terms for such 2024 Minimum Revenue

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Covenant mutually agreeable to Borrower and Bank on or prior to February 29, 2024, shall constitute an immediate Event of Default under this Agreement.
2.3    Section 13 (Definitions).
(a)    The following defined terms set forth in Section 13.1 of the Loan Agreement are hereby amended by deleting them in their entirety and replacing them with the following:
“Applicable Number” means (a) thirty (30) if the Tranche Two Milestone is not achieved, and (b) twenty-four (24) if the Tranche Two Milestone is achieved.
“Term Loan Amortization Date” is (a) July 31, 2022 if the Tranche Two Milestone is not achieved, and (b) January 1, 2023 if the Tranche Two Milestone is achieved.
“Term Loan Maturity Date” means January 1, 2025.
(b)    The following defined terms are hereby added to Section 13.1 of the Loan Agreement:
“Financial Covenant Testing Period” is the period commencing on the immediately preceding fiscal quarter period prior to the date on which Bank determines that Borrower maintains cash held at Bank in an amount equal to or less than Fifty-Five Million Dollars ($55,000,000) and continuing through the date on which Bank determines Borrower maintains cash held at Bank in an amount greater than Fifty-Five Million Dollars ($55,000,000).
“Tranche Two Draw Period” means, with respect to Tranche Two, the period of time commencing on date on which Bank has determined that Borrower has achieved the Tranche Two Milestone and continuing through the earlier to occur of (a) September 30, 2022 and (b) the occurrence of an Event of Default.
“Tranche Two Milestone” means Bank’s receipt of evidence satisfactory to Bank that Borrower’s trailing six (6) month product revenue for the period ending June 30, 2022 is at least [$***].
2.4    Exhibit B (Compliance Statement). Exhibit B to the Loan Agreement is hereby replaced in its entirety with Exhibit B attached hereto. From and after the date hereof, all references in the Loan Agreement to the Compliance Statement shall be deemed to refer to the Compliance Statement attached hereto as Exhibit B.
3.    Limitation of Amendments.
3.1    The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

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3.2    This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.
3.3    In addition to those Events of Default specifically enumerated in the Loan Documents, the failure to comply with the terms of any covenant or agreement contained herein shall constitute an Event of Default and shall entitle Bank to exercise all rights and remedies provided to Bank under the terms of any of the other Loan Documents as a result of the occurrence of the same.
4.    Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:
4.1    Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;
4.2    Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;
4.3    The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;
4.4    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;
4.5    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;
4.6    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and
4.7    This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization,

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liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.
5.    Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.
6.    Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
7.    Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto and (b) Borrower’s payment of Bank’s legal fees and expenses in connection with the negotiation and preparation of this Amendment.
[Signature page follows.]

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In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.
BORROWER:
CODEX DNA, INC.
By:__/s/ Todd Nelson__________________________
Name: Todd Nelson
Title: CEO

BANK:
SILICON VALLEY BANK
By:_/s/ Max Lautmann_________________________
Name: Max Lautmann
Title: Vice President

[Signature Page to Second Amendment to Loan and Security Agreement]

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EXHIBIT B
COMPLIANCE STATEMENT
TO:        SILICON VALLEY BANK                    Date:
FROM:     CODEX DNA, INC.
Under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below. Attached are the required documents evidencing such compliance, setting forth calculations prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenants	Required	Complies

Quarterly financial statements with Compliance Statement	Quarterly within 45 days	Yes No
Annual financial statements (CPA Audited)*	FYE within 180 days	Yes No
10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No
Board approved projections	With 30 days after FYE, and as amended/updated	Yes No
*including FYE 2020

Financial Covenant	Required	Actual	Complies

Maintain during the Financial Covenant Testing Period:
Minimum Revenue	See schedule	See schedule	Yes No

The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Compliance Statement.
The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)
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Schedule 1 to Compliance Statement
Financial Covenants of Borrower
In the event of a conflict between this Schedule and the Agreement, the terms of the Agreement shall govern.
Dated:    ____________________
I.    Minimum Revenue (Section 6.9(a))
Required:    During the Financial Covenant Testing Period, maintain as of the last day of each quarter, unless otherwise noted, on a consolidated basis with respect to Borrower, minimum Revenue of at least the following amounts measured on a trailing three (3) month basis for the period then ended:

Trailing Three Month Period Ending:	Minimum Revenue
December 31, 2021	$[***]
March 31, 2022	$[***]
June 30, 2022	$[***]
September 30, 2022	$[***]
December 31, 2022	$[***]

Actual:

A.	Revenue (determined in accordance with GAAP) for the applicable month ending:	$____________
Is line A equal to or greater than the required amount set forth above for such month?

           No, not in compliance with Section 6.9(a)           Yes, in compliance with Section 6.9(a)